FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into effective as of November 30, 2006, among ENSERCO ENERGY INC., a South Dakota corporation (the “Borrower”), FORTIS CAPITAL CORP. (“Fortis”), a Connecticut corporation, as a Bank, an Issuing Bank and as Administrative Agent, Documentation Agent and Collateral Agent for the Banks (in such capacity, the “Agent”), BNP PARIBAS ("BNP Paribas”), a bank organized under the laws of France, as an Issuing Bank and a Bank, U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, as a Bank, SOCIETE GENERALE, a bank organized under the laws of France, as a Bank (“SocGen”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, successor by merger to UFJ BANK LIMITED, NEW YORK BRANCH (“BTMU”), a bank organized under the laws of Japan, acting through its New York Branch, as a Bank, and each other financial institution which may become a party hereto (collectively, the “Banks”).

WHEREAS, the Borrower, Agent and the Banks entered into that certain Second Amended and Restated Credit Agreement, dated to be effective as of June 1, 2006, (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented, or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Banks make certain amendments to the Credit Agreement and the Banks are willing to do so subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.            Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

2.            Amendments to Credit Agreement. The Credit Agreement is hereby amended commencing on the Effective Date (as hereinafter defined) as follows:

(a)          Definitions. The definition of “Issuing Banks” is amended to read as follows:

“‘Issuing Banks’ means Fortis, BNP Paribas and any of their Affiliates, and any other Bank which with Agent’s consent Issues Letters of Credit hereunder, in such Bank’s or Affiliate’s capacity as an issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under Section 2.14.”

(b)          Letters of Credit. Section 3.01 of the Credit Agreement, the Letter of Credit Lines, is amended by adding the following Subsection (d) at the end of Subsection (c):

“(d)        Any Letter of Credit requested by the Borrower to be Issued hereunder may be Issued by any Issuing Bank or any Affiliate of such Issuing Bank, and if a Letter of Credit is Issued by an Affiliate of the Issuing Bank, such Letter of Credit shall be treated, for all purposes of this Agreement and the Loan Documents, as if it were issued by the Issuing Bank.”

3.            Effectiveness of Amendment. This Amendment shall be effective on the date (the “Effective Date”) Agent receives an executed copy of this Amendment.

4.	Ratifications, Representations and Warranties.

(a)          The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and the Banks agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

(b)          To induce the Banks to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Banks no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists on the date hereof, and (iii) that the Borrower is fully authorized to enter into this Amendment. THE BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY DISCRETIONARY ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. THE BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT THE BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

5.            Benefits. This Amendment shall be binding upon and inure to the benefit of the Banks and the Borrower, and its respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

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6.            Governing Law. THIS AMEDMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THAT STATE.

7.            Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

8.            Entire Agreement. THIS CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.            Reference to Credit Agreement. The Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

10.          Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ENSERCO ENERGY INC.,

a South Dakota corporation

By: /s/ Garner M. Anderson

Name: Garner M. Anderson

Title:	Vice President, Treasurer and Chief Risk Officer

625 Ninth Street

Rapid City, South Dakota 57701

Attention: Garner Anderson

Telephone: (605) 721-2311

Facsimile: (605) 721-2550

FORTIS CAPITAL CORP.,

as Agent

By: /s/ Irene C. Rummel

Name: Irene C. Rummel

Title:	Senior Vice President
By: /s/ Leonard Russo

Name: Leonard Russo

Title:	Managing Director

15455 North Dallas Parkway

Suite 1400

Addison, TX 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

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FORTIS CAPITAL CORP.,

as a Bank and an Issuing Bank

By: /s/ Irene C. Rummel
Name: Irene C. Rummel
Title:	Senior Vice President
By: /s/ Leonard Russo
Name: Leonard Russo
Title:	Managing Director

15455 North Dallas Parkway

Addison, TX 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

BNP PARIBAS,

as an Issuing Bank and a Bank

By: /s/ Keith Cox
Name: Keith Cox
Title:	Managing Director
By: /s/ Christine Dirringer

Name: Christine Dirringer

Title:	Director

787 Seventh Avenue

New York, NY 10019

Attention: Keith Cox

Phone: (212) 841-2575

Fax: (212) 841-2536

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U.S. BANK NATIONAL ASSOCIATION,

as a Bank

By: /s/ Monte E. Deckerd
Name: Monte E. Deckerd
Title:	Vice President

918 17th Street

DNCOBB3E

Denver, CO 80202

Attn:	Monte Deckerd

Phone: (303) 585-4212

Fax: (303) 585-4362

SOCIETE GENERALE,

as a Bank

By: /s/ Emmanuel Chesneau
Name: Emmanuel Chesneau
Title:	Managing Director

1221 Avenue of the Americas

New York, NY 10020

Attn: Barbara Paulsen

Phone: (212) 278-6496

Fax: (212) 278-7953

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,

as a Bank

By: /s/ Chan K. Park
Name: Chan K. Park
Title:	SVP & Manager

1251 Avenue of the Americas

New York, NY 10020-1104

Attention: Commodities & Structured Trade
                   Finance Group – Chan Park

Phone: (212) 782-5512

Fax: (212) 782-5871

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